                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:     ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
               CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:   01-47641, 01-47642, 01-47643, 01-47644

                CHAPTER 11 MONTHLY CONSOLIDATED OPERATING REPORT
                       FOR MONTH ENDING SEPTEMBER 30, 2002


Comes now ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. Debtor-In-Possession, and hereby submits its Monthly Consolidated Operating Report for the period commencing September 1, 2002 and ending September 30, 2002 as shown by the report and exhibits consisting of 12 pages and containing the following as indicated:

Page 2 - 6      Monthly Reporting Questionnaire (Attachment 1)

Page 7 - 8      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

Page 9          Summary of Accounts Receivable (form OPR-3)

Page 10         Schedule of Post-petition Liabilities (Form OPR-4)

Page 11         Income Statement (Form OPR-5)

Page 12         Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: October 25, 2002                        DEBTOR (S) - IN-POSSESSION

                        By:           /s/ John F. Young
                                     ------------------------------
                                          (Signature)


                        Name & Title:     John F.Young
                                          Acting President & Chief Executive
                                          Officer

                        Address:          2 Cabot Road
                                          Hudson, Massachusetts 01749

                        Telephone No.:    978-567-4139

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:       ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                 CMC Industries, Inc. and ACT Manufacturing Securities Corp.

Case Number:     01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:        September 1, 2002 - September 30, 2002

1.  Payroll:     State the amount of all executive wages paid and taxes withheld and paid.

                                                                       Taxes Withheld
    Name and Title of Executive         Gross Wages     Net Wages        Due & Paid
    ---------------------------         -----------     ---------        ----------
    Young, John  Act. President/CEO     $ 11,538.48     $  8,303.93      $ 3,066.36
    Taylor, Pauline  Treasurer             4,000.00        2,814.10        1,128.15
                                        -----------     -----------      ----------
    TOTAL PAYROLL                       $ 15,538.48     $ 11,118.03      $ 4,194.51

2.  Insurance:   Is workers' compensation and other insurance in effect?   Yes
                 Are payments current?   Yes
                 Changes in the month are indicated below.

-----------------------------------------------------------------------------------------------
   COVERAGE      COMPANY          POLICY #         AMOUNT          TERM            PREMIUM
-----------------------------------------------------------------------------------------------
     D&O         Genesis         YXB000666F      10,000,000     3/29/02-              165,000
                                                                3/29/03          Run Off Tail
-----------------------------------------------------------------------------------------------
     D&O      Executive Risk      81680830        5,000,000     3/29/02-               52,500
                                                                3/29/03          Run Off Tail
-----------------------------------------------------------------------------------------------
     D&O          Kemper        3DY00207900      10,000,000     3/29/02-               60,000
                                                                3/29/03          Run Off Tail
-----------------------------------------------------------------------------------------------
     D&O           TIG          XD038844963       5,000,000     3/29/02-               26,250
                                                                3/29/03            + 1050 Tax
                                                                                 Run Off Tail
-----------------------------------------------------------------------------------------------
     D&O          Royal          RHS608921        5,000,000     3/29/02-               33,750
                                                                3/29/03          Run Off Tail
-----------------------------------------------------------------------------------------------
     D&O       Old Republic       CUG25992        5,000,000     3/29/02-               45,000
                                                                3/29/03          Run Off Tail
-----------------------------------------------------------------------------------------------
     D&O      Greenwich Ins.    EUL83179-02       20,000,000    3/29/02-              625,000
                                                                3/29/03               Current
-----------------------------------------------------------------------------------------------
   Workers        Kemper        2BH072932-01     500/500/500    6/19/01-              669,300
    Comp.                                                       6/19/02              Replaced
-----------------------------------------------------------------------------------------------
    Crime         Kemper        3F023571-00       1,000,000     6/19/01-               25,347
                                               Emp. Dishonesty  6/19/02                Lapsed
-----------------------------------------------------------------------------------------------
                                                  1,000,000                            Lapsed
                                                   Forgery
-----------------------------------------------------------------------------------------------
                                                  1,000,000                            Lapsed
                                                    Theft
-----------------------------------------------------------------------------------------------
                                                  1,000,000                            Lapsed
                                               Computer Fraud
-----------------------------------------------------------------------------------------------
     Package      Kemper        TKP82126700   Specific Coverage 6/19/02-               26,010
                                                 Bldgs.& PP     6/26/02              Replaced
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
      COVERAGE         COMPANY           POLICY#               AMOUNT                 TERM              PREMIUM
---------------------------------------------------------------------------------------------------------------------
                                                            75,000,000
                                                               BII
---------------------------------------------------------------------------------------------------------------------
                                                             10,000,000
                                                               Flood
---------------------------------------------------------------------------------------------------------------------
      MA Auto.         Safety             3139137             1,000,000           6/19/02-9/18/02         30,755
                                                                                                       Cancelled
---------------------------------------------------------------------------------------------------------------------
   Out of State         CAN             C1077913264           1,000,000           6/19/02-9/18/02         15,716
      Autos.                                                                                           Cancelled
---------------------------------------------------------------------------------------------------------------------
      Transit          Kemper            30T673698            1,000,000           6/19/02-6/25/02         17,000
                                                           Each Conveyance                              Replaced
---------------------------------------------------------------------------------------------------------------------
      Umbrella         Kemper           9SX068105-01         10,000,000           6/19/02-6/25/02         40,000
                                                                                                        Replaced
---------------------------------------------------------------------------------------------------------------------
      Foreign          Kemper           QD602388-00           1,000,000           6/19/01-6/25/02          Incl.
   International                                                                                          Lapsed
      Emp Liab.
---------------------------------------------------------------------------------------------------------------------
        DIC          Lloyds Primary      ND064400A            2,500,000            2/4/01-2/4//02        150,000
                                                                                                          Lapsed
---------------------------------------------------------------------------------------------------------------------
        DIC              Lloyds-         ND064410A            7,500,000             2/4/01-2/4/02         68,000
                       1/st/ Excess                                                                       Lapsed
---------------------------------------------------------------------------------------------------------------------
        DIC              Lloyds-         NN064420A           15,000,000             2/4/01-2/4/02      11,320.80
                      2/nd/ Excess                                                                        Lapsed
---------------------------------------------------------------------------------------------------------------------
        DIC              Lloyds-         NN064430A           36,169,922             2/4/01-2/4/02         12,500
                      3/rd/ Excess                                                                        Lapsed
---------------------------------------------------------------------------------------------------------------------
    Fiduciary           Chubb             81480684            2,000,000           3/12/02-3/12/03          2,100
    Liability                                                                                            Renewed
---------------------------------------------------------------------------------------------------------------------
       EPL              Chubb            81480684C            5,000,000           3/12/02-3/12/03         60,000
                                                                                                         Renewed
---------------------------------------------------------------------------------------------------------------------
   401K Plan            Kemper           3F895996-06            500,000              2/14/02-                408
                                                                                     2/14/03             Renewed
---------------------------------------------------------------------------------------------------------------------
    Kidnap &            Chubb             81515304            2,000,000               9/4/01-              2,200
     Ransom                                                                           9/4/02             Renewed
---------------------------------------------------------------------------------------------------------------------
    Worker's         Liberty Mutual    WC535S333386-012     500/500/500               6/19/02             27,963
    Comp-MS          Insurance Co.                                                   -6/19/03          Cancelled
---------------------------------------------------------------------------------------------------------------------
    Worker's          Continental      6559UB893X138-4      500/500/500               6/19/02             14,883
    Comp. MA          Casualty Co.                                                  -6/19/03
---------------------------------------------------------------------------------------------------------------------
    Worker's          American         38A2AR0002695-00     500/500/500               6/19/02             14,664
    Comp-GA          Alternative                                                     -6/19/03          Cancelled
---------------------------------------------------------------------------------------------------------------------
    Worker's          State Fund            TBD             500/500/500               6/19/02             76,151
    Comp. - CA                                                                       -6/19/03          Cancelled
---------------------------------------------------------------------------------------------------------------------
    Property         U.S. Fire Ins.         TBD           1/st/ - 10,000,000          6/26/02-           430,000
                                            TBD           Next - 10,000,000           9/26/02           Replaced
                     Hartford Ins.          TBD           37,000,000 in excess        6/26/02-
                                                          of 20,000,000               9/26/02
---------------------------------------------------------------------------------------------------------------------
    Transit          Hartford Ins.          TBD                    1,000,000          6/26/02-            50,000
                                                                                      9/26/02          Cancelled
---------------------------------------------------------------------------------------------------------------------
    General           MT Hawley             TBD                    1,000,000          6/26/02-           105,000
   Liability                                                                          9/26/02           Replaced
---------------------------------------------------------------------------------------------------------------------
    Umbrella         ACE Insurance          TBD                    10,000,000         6/26/02-            40,000
                                                                                      9/26/02             Lapsed
---------------------------------------------------------------------------------------------------------------------
   Property           U.S. Fire             TBD                    5,000,000          9/26/02-            15,000
                      Insurance                                                       9/26/03            Current
---------------------------------------------------------------------------------------------------------------------
    General          M.T. Hawley         MGL0130793                 2,000,000         9/26/02-            75,000
   Liability          Insurance                                                       9/26/03            Current
---------------------------------------------------------------------------------------------------------------------

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        DETAILED LISTING OF DISBURSEMENTS

Case Name:      ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:    01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:       September 1, 2002, - September 30, 2002

-----------------------------------------------------------------------------------------------------------------------------------
3.       Bank Accounts
         -------------
-----------------------------------------------------------------------------------------------------------------------------------
Bank Name          Account         Account        Beg. Book       Deposits     Disbursements     Others     Transfers     Ending
                   Type            Number         Balance                                        Loan                     Book
                                                                                                 Adv.)                    Balance
-----------------------------------------------------------------------------------------------------------------------------------
JP Morgan          Operating       777-019353     12,110,781        563,238     (1,194,794)                   (517,888)  10,961,337
Chase
-----------------------------------------------------------------------------------------------------------------------------------
Comm. Nat.         MA Payroll      278084          1,837,500                       (73,028)                               1,764,472
Bank
-----------------------------------------------------------------------------------------------------------------------------------
                   MA Payroll      277827               (377)                         (617)                  1,390,597    1,389,603
-----------------------------------------------------------------------------------------------------------------------------------
Trustmark          MS Payroll      8400000043      1,061,078            253                                 (1,061,331)           0
Savings Bank
-----------------------------------------------------------------------------------------------------------------------------------
Bank of            MS              87656-60545       276,446                      (190,452)                    193,341      279,335
America            Medical
-----------------------------------------------------------------------------------------------------------------------------------
                   Atl.            32566-83139         3,684                        (4,077)                                    (393)
                   Operating
-----------------------------------------------------------------------------------------------------------------------------------
                   CA Payroll      10981-03623       281,109                          (107)                                 281,002
-----------------------------------------------------------------------------------------------------------------------------------
                   CA              87650-60543        76,635                                                                 76,635
                   Operating
-----------------------------------------------------------------------------------------------------------------------------------
CitiBank           ACT             30427603          312,658            412                                                 313,070
                   Securities
                   Corp.
-----------------------------------------------------------------------------------------------------------------------------------
Choate Hall        Escrow          N/A                     0                                                 1,605,675    1,605,675
                   Account
-----------------------------------------------------------------------------------------------------------------------------------
Trustmark          MS              8400170941          4,729                           (10)                     (4,719)           0
Savings Bank       Operating
-----------------------------------------------------------------------------------------------------------------------------------
Cape Cod Bank &    Escrow          1010659322              0        600,645                                   (500,624)     100,021
Trust              Account
-----------------------------------------------------------------------------------------------------------------------------------
Citizens Bank      Benefits        1109509739          1,468                                                                  1,468
                   Plan Mgmt
-----------------------------------------------------------------------------------------------------------------------------------
Mintz Levin        Escrow          N/A            55,140,000         82,133       (322,254)                 (1,105,051)  53,794,828
                   Account
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                             71,105,711      1,246,681     (1,785,339)                              70,567,053
-----------------------------------------------------------------------------------------------------------------------------------

Disbursements July 1, 2002 through September 30, 2002 were $11,830,038 ACT Manufacturing, Inc., $0 ACT Manufacturing Holdings, LLC, $1,214,015 CMC Industries, Inc., $0 ACT Manufacturing Securities Corp.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).

       Payments To/On                   Amount            Date              Check #
       --------------                   ------            ----              -------
       Professionals (attorneys,
       Accountants, etc.):
       Morgan Lewis & Bockus            $109,198.41      01/28/2002        Wire Transfer
                                        $227,285.00      03/08/2002        Wire Transfer
                                        $111,706.26      04/16/2002        Wire Transfer
                                        $ 91,971.14      05/24/2002        Wire Transfer
                                        $ 92,060.76      07/01/2002        Wire Transfer
                                        $132,712.65      08/14/2002        Wire Transfer
                                        $282,110.69      08/23/2002        Wire Transfer

       Mintz Levin                      $421,585.42      02/26/2002        Wire Transfer
                                        $245,759.96      03/26/2002        Wire Transfer
                                        $311,333.18      04/24/2002        Wire Transfer
                                        $182,762.00      05/29/2002        Wire Transfer
                                        $193,389.99      06/27/2002        Wire Transfer
                                        $335,995.63      08/01/2002        Wire Transfer
                                        $199,363.79      08/21/2002        Check #140563

       Zolfo Cooper                     $441,959.95      03/07/2002        Wire Transfer
                                        $308,783.78      03/26/2002        Wire Transfer
                                        $383,882.45      04/24/2002        Wire Transfer
                                        $311,521.94      05/29/2002        Wire Transfer
                                        $290,099.69      06/27/2002        Wire Transfer
                                        $295,054.75      08/01/2002        Wire Transfer
                                        $297,865.38      08/21/2002        Check #140564

       Choate Hall                      $153,522.12      03/08/2002        Wire Transfer
                                        $ 76,774.11      03/26/2002        Wire Transfer
                                        $145,944.68      05/10/2002        Wire Transfer
                                        $120,624.48      05/30/2002        Wire Transfer
                                        $127,289.84      06/27/2002        Wire Transfer
                                        $193,619.35      08/01/2002        Wire Transfer
                                        $ 78,553.13      08/21/2002        Check #140566

       PWC                              $126,478.16      03/18/2002        Check #126015
                                        $ 71,850.00      04/25/2002        Check #126894
                                        $    491.30      05/08/2002        Check #127192
                                        $ 43,497.11      05/29/2002        Wire Transfer
                                        $ 49,334.34      06/27/2002        Wire Transfer
                                        $ 62,507.34      08/01/2002        Wire Transfer
                                        $ 37,940.50      08/21/2002        Check #140567

       Policano & Manzo                 $259,328.33      03/12/2002        Wire Transfer
                                        $124,891.83      03/27/2002        Wire Transfer
                                        $144,034.74      05/24/2002        Wire Transfer
                                        $144,526.99      07/01/2002        Wire Transfer
                                        $154,150.74      08/14/2002        Wire Transfer
                                        $107,269.41      08/23/2002        Wire Transfer


       Bowditch & Dewey            $ 55,323.73    03/08/2002    Wire Transfer
                                   $ 46,412.58    04/18/2002    Wire Transfer
                                   $ 21,816.51    05/24/2002    Wire Transfer
                                   $  9,864.98    07/01/2002    Wire Transfer
                                   $ 24,952.53    08/14/2002    Wire Transfer
                                   $ 29,467.70    08/23/2002    Wire Transfer

       Testa Hurwitz               $ 75,000.00    03/12/2002    Check #125697
                                   $ 32,105.36    04/11/2002    Check #126528
                                   $ 68,522.38    04/25/2002    Check #126899
                                   $133,677.75    05/30/2002    Check #127770
                                   $152,450.85    06/28/2002    Wire Transfer
                                   $231,743.84    08/01/2002    Wire Transfer
                                   $227,276.88    08/21/2002    Check #140568

       Lazard Freres               $328,285.34    03/26/2002    Wire Transfer
                                   $357,947.62    04/24/2002    Wire Transfer
                                   $181,011.36    05/29/2002    Wire Transfer
                                   $182,390.40    06/27/2002    Wire Transfer
                                   $188,867.73    08/01/2002    Wire Transfer

       Deloitte & Touche           $ 17,500.00    05/06/2002    Check #127115


       Payments To/On                 Amount        Date          Check #
       --------------                 ------        ----          -------
       Professionals (attorneys,
       Accountants, etc.):

       GML Associates              $  5,600.00    02/14/2002    Check #124869
                                   $ 23,200.00    02/28/2002    Check #125354
                                   $  1,000.00    03/21/2002    Check #125993
                                   $ 34,750.00    04/26/2002    Check #126909
                                   $  8,000.00    05/03/2002    Check #127078
                                   $  1,500.00    05/23/2002    Check #127656
                                   $  1,000.00    08/06/2002    Check #140339
                                   $  6,375.00    08/06/2002    Check #140340
                                   $  1,512.50    08/16/2002    Check #140528
                                   $  2,700.00    08/21/2002    Check #140570

       Pre-Petition Debts:
       -------------------
       The Morgan Lewis & Bockus payment above of $109,198.41 represents payments for Pre and Post Petition. The invoice did not break out the amounts for Pre and Post petition billings.

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-1
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Balance Sheet
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
September 30, 2002
 (000's)

                                                  12/20/01    01/31/02    02/28/02    03/31/02    04/30/02    05/31/02    06/30/02
                                                  --------    --------    --------    --------    --------    --------    --------
 ASSETS

 CURRENT ASSETS:

    Cash                                             4,357       5,981       5,598       6,084       8,607      20,703      21,849
    Other negotiable instruments                         -           -           -           -           -           -           -
    Accounts receivable, net (OPR-3)                53,351      52,570      51,860      58,881      39,005      29,790      29,538
    Less:  Allowance for doubtful accounts         (29,507)    (29,874)    (25,155)    (22,311)    (12,135)    (12,896)    (12,891)
    Inventory, at cost                              66,783      67,058      63,621      55,219      48,010      46,975      45,123
    Prepaid expenses and deposits                    3,546       7,025      11,073       8,060       3,606       4,652       3,723
    Investments                                          -
    Other (Def'd taxes and tax receivable)           7,200       7,181       7,181       7,181       7,181           -           -
                                                  --------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS                              105,731     109,941     114,178     113,113      94,275      89,224      87,342

 PROPERTY, PLANT AND EQUIPMENT, AT COST             42,995      42,995      37,994      32,724      27,883      27,806      27,796
 Less:  Accumulated depreciation                   (28,502)    (28,943)    (25,143)    (22,391)    (19,054)    (19,221)    (19,434)
                                                  --------------------------------------------------------------------------------
 NET PROPERTY, PLANT AND EQUIPMENT                  14,493      14,052      12,851      10,333       8,829       8,585       8,362

 OTHER ASSETS
    Notes receivable affiliate                         602         302           -           -           -           -           -
    Investment in subsidiaries                     140,497     140,497     140,497     140,497     140,497     140,497     140,497
    Intercompany receivable                         68,483      68,002      66,942      66,707      66,886      66,222      67,917
    Goodwill                                         5,016       4,994       5,008       5,008       5,008       5,008       5,008
    Other assets                                     1,516       1,957       1,956       2,006       2,008       2,008       2,008
                                                  --------------------------------------------------------------------------------
 TOTAL OTHER ASSETS                                216,115     215,752     214,403     214,218     214,399     213,735     215,430

 TOTAL ASSETS                                      336,338     339,745     341,433     337,664     317,502     311,544     311,134

                                                   07/31/02     08/31/02    09/30/02
                                                   --------     --------    -------
 ASSETS

 CURRENT ASSETS:

    Cash                                            72,919       71,106      70,567
    Other negotiable instruments                         -
    Accounts receivable, net (OPR-3)                11,768       11,437      10,477
    Less:  Allowance for doubtful accounts          (8,066)      (7,437)     (7,308)
    Inventory, at cost                                   -
    Prepaid expenses and deposits                      340          470         143
    Investments                                          -
    Other (Def'd taxes and tax receivable)             505          793         664
                                                 ----------------------------------
 TOTAL CURRENT ASSETS                               77,466       76,369      74,543

 PROPERTY, PLANT AND EQUIPMENT, AT COST                  -
 Less:  Accumulated depreciation                         -
                                                 ----------------------------------
 NET PROPERTY, PLANT AND EQUIPMENT                       -            -           -

 OTHER ASSETS
    Notes receivable affiliate                           -
    Investment in subsidiaries                      27,762       27,762
    Intercompany receivable                         35,094       35,094
    Goodwill                                             -
    Other assets                                       500          500         500
                                                 ----------------------------------
 TOTAL OTHER ASSETS                                 63,356       63,356         500

 TOTAL ASSETS                                      140,822      139,725      75,043

Note: 1) During July 2002, the majority of assets was sold to Sun ACT Acquisition Corporation. ACT also closed the Irish Operation and sold their Thailand and U.K. legal entities to Benchmark Inc.

     2) In October 2002, ACT Manufacturing Inc. filed notice of impending winddown of its French subsidiary. Thus, the investment in the France subsidiary was written off as of September 30, 2002, as no flow of funds are expected back to the U.S. Organization.

 ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,         Form OPR-2
 CMC Industries, Inc. and ACT Manufacturing Securities Corp.
 Balance Sheet
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 September 30, 2002

     (000's)                                                        12/20/01   01/31/02   02/28/02   03/31/02   04/30/02   05/31/02
                                                                    --------   --------   --------   --------   --------   --------
     LIABILITIES AND STOCKHOLDER'S EQUITY

     POST PETITION LIABILITIES (OPR-4)
          Priority debt                                                    -      4,221      7,221      9,531      1,356        309
          Unsecured debt                                                   -      3,251      6,644      3,431      2,452      2,045
                                                                 ------------------------------------------------------------------
     TOTAL POST PETITION LIABILITIES                                       -      7,472     13,865     12,962      3,808      2,354

     TOTAL PRE PETITION LIABILITIES (A)                              366,255    365,254    364,937    364,882    358,633    357,378
                                                                 ------------------------------------------------------------------

     TOTAL LIABILITIES                                               366,255    372,725    378,802    377,844    362,441    359,732

     STOCKHOLDER'S EQUITY (DEFICIT)
        Preferred Stock                                                    -          -          -          -          -          -
        Common stock                                                     171        171        171        171        171        171
        Paid-in capital                                              168,574    169,980    169,980    169,980    169,980    169,980
        Retained earnings:
               Through filing date                                  (198,662)  (198,662)  (198,662)  (198,662)  (198,662)  (198,662
               Post filing date                                                  (4,469)    (8,858)   (11,669)   (16,428)   (19,677
                                                                 ------------------------------------------------------------------
        Retained earnings                                           (198,662)  (203,131)  (207,520)  (210,331)  (215,090)  (218,339

     TOTAL SHAREHOLDERS' EQUITY                                      (29,917)   (32,980)   (37,369)   (40,180)   (44,939)   (48,187
                                                                 ------------------------------------------------------------------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      336,338    339,745    341,433    337,664    317,502    311,544

     (000's)                                                        06/30/02   07/31/02   08/31/02   09/30/02
                                                                    --------   --------   --------   --------
     LIABILITIES AND STOCKHOLDER'S EQUITY

     POST PETITION LIABILITIES (OPR-4)
          Priority debt                                                  329        897        897        897
          Unsecured debt                                               4,585      6,372      4,457      4,149
                                                                    ------------------------------------------
     TOTAL POST PETITION LIABILITIES                                   4,914      7,269      5,354      5,046

     TOTAL PRE PETITION LIABILITIES (A)                              357,378    357,378    357,378    357,378
                                                                    ------------------------------------------

     TOTAL LIABILITIES                                               362,292    364,647    362,732    362,424

     STOCKHOLDER'S EQUITY (DEFICIT)
        Preferred Stock                                                    -          -          -          -
        Common stock                                                     171        171        171        171
        Paid-in capital                                              169,980    169,980    169,980    169,980
        Retained earnings:                                                            -
               Through filing date                                  (198,662)  (198,662)  (198,662)  (198,662)
               Post filing date                                      (22,648)  (195,315)  (194,496)  (258,870)
                                                                    ------------------------------------------
        Retained earnings                                           (221,310)  (393,976)  (393,158)  (457,532)

     TOTAL SHAREHOLDERS' EQUITY                                      (51,159)  (223,825)  (223,007)  (287,381)
                                                                    ------------------------------------------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      311,133    140,822    139,725     75,043

 ACT Manufacturing, Inc. and Subsidiaries                             Form OPR-3
 Summary of Accounts Receivable
 Case Number: 01-47641, 01-47642, 01-47643, 01-47644
 September 30, 2002
         (000's)

               Date           Accounts                                  Total        0-30       31-60       61-90      Over 90 days
      ----------------------  ------------------------------------   --------   ---------   ---------    --------   ---------------
   1)   December 20, 2001     Accounts Receivable                      53,351      22,975       9,981       5,144            15,250
                              Allowance for Doubtful Accounts         (29,507)     (3,000)     (6,599)     (4,930)          (14,978)
                                                                      -------   ---------   ---------    --------   ---------------
                                           Net A/R                     23,844      19,975       3,382         214               272


   2)    January 31, 2002     Accounts Receivable                      52,570      25,375       6,727       3,983            16,485
                              Allowance for Doubtful Accounts         (29,874)     (7,999)     (3,078)     (3,295)          (15,502)
                                                                      -------   ---------   ---------    --------   ---------------
                                           Net A/R                     22,696      17,376       3,649         688               983


   3)   February 28, 2002     Accounts Receivable                      51,860      27,027       8,655       4,906            11,272
                              Allowance for Doubtful Accounts         (25,155)     (6,274)     (3,782)     (4,437)          (10,662)
                                                                      -------   ---------   ---------    --------   ---------------
                                           Net A/R                     26,705      20,753       4,873         469               610


   4)     March 31, 2002      Accounts Receivable                      58,881      29,051       8,114       5,069            16,647
                              Allowance for Doubtful Accounts         (22,311)     (1,351)     (1,766)     (3,011)          (16,183)
                                                                      -------   ---------   ---------    --------   ---------------
                                           Net A/R                     36,570      27,700       6,348       2,058               464


   5)     April 30, 2002      Accounts Receivable                      39,005      18,788       9,848       1,830             8,539
                              Allowance for Doubtful Accounts         (12,135)          -      (3,146)       (850)           (8,139)
                                                                      -------   ---------   ---------    --------   ---------------
                                           Net A/R                     26,870      18,788       6,702         980               400


   6)      May 31, 2002       Accounts Receivable                      29,790      13,424       5,742       2,033             8,591
                              Allowance for Doubtful Accounts         (12,896)          -      (2,789)     (1,594)           (8,513)
                                                                      -------   ---------   ---------    --------   ---------------
                                           Net A/R                     16,894      13,424       2,953         439                78


   7)     June 30, 2002       Accounts Receivable                      29,538       9,473       5,922       3,652            10,491
                              Allowance for Doubtful Accounts         (12,891)          -      (2,386)     (2,022)           (8,483)
                                                                      -------   ---------   ---------    --------   ---------------
                                           Net A/R                     16,647       9,473       3,536       1,630             2,008


   8)     July 31, 2002       Accounts Receivable                      11,768           -           -           -            11,768
                              Allowance for Doubtful Accounts          (8,066)          -           -           -            (8,066)
                                                                      -------   ---------   ---------    --------   ---------------
                                           Net A/R                      3,702           -           -           -             3,702


     9)    August 31, 2002    Accounts Receivable                      11,437           -           -           -            11,437
                              Allowance for Doubtful Accounts          (7,437)          -           -           -            (7,437)
                                                                      -------   ---------   ---------    --------   ---------------
                                           Net A/R                      4,000           -           -           -             4,000


     10)  September 30, 2002  Accounts Receivable                      10,477           -           -           -            10,477
                              Allowance for Doubtful Accounts          (7,308)          -           -           -            (7,308)
                                                                      -------   ---------   ---------    --------   ---------------
                                           Net A/R                      3,169           -           -           -             3,169

                              *  Note: As part of the sale process, the majority
                                       of Accounts Receivable was sold to Sun
                                       ACT Acquisition Corporation, except for
                                       certain excluded receivables.

ACT Manufacturing, Inc. and Subsidiaries                              Form OPR-4
Schedule of Post Petition Liabilities
September 30, 2002
  (000's)

                                                  Date       Due       Total
  Post Petition Liabilities                     Incurred    Date         Due     0-30       31-60       61-90    Over 90 days
  --------------------------------------     ----------- ----------  ------- --------   ---------   --------- ---------------
  Taxes Payable:
    Federal Income Taxes                       31-Aug-02  30-Sep-02      114      114           -           -               -
    FICA - Employer's Share                    31-Aug-02  30-Sep-02       32       32           -           -               -
    Unemployment Tax                           31-Aug-02  30-Sep-02        -        -           -           -               -
    State Income Tax                           31-Aug-02  30-Sep-02        2        2           -           -               -
    State Sales and Use Tax                    31-Aug-02  30-Sep-02      568      568           -           -               -
    State Tax, other                           31-Aug-02  30-Sep-02       20       20           -           -               -
    Personal Property Tax                      31-Aug-02  30-Sep-02      161      161           -           -               -
                                                                     --------------------------------------------------------
    Total Taxes Payable                                                  897      897           -           -               -


  Trade Accounts Payable and Other:
    Aberie Serdin                              31-Aug-02  30-Sep-02        1        1
    Welker Brothers                            31-Aug-02  30-Sep-02        1        1
    JLP Building Maintenance                   31-Aug-02  30-Sep-02        3        3
    Jones Environmental                        31-Aug-02  30-Sep-02        7        7
    RR Donnelly Receivables                    31-Aug-02  30-Sep-02        1        1
    Dow Jones/Wall Street Journal              31-Aug-02  30-Sep-02       12       12
    City of San Jose Municipal Water           31-Aug-02  30-Sep-02        1        1
    Pittney Bowes                              31-Aug-02  30-Sep-02        1        1
    U.S. Trustee Program                       31-Aug-02  30-Sep-02        1        1
    M.T. Hawley Insurance                      31-Aug-02  30-Sep-02       75       75
    U.S. Fire Insurance                        31-Aug-02  30-Sep-02       15       15
    Estimated Expenses - winddown of Mexico    31-Aug-02  30-Sep-02      522      522
    Equipment lease potential accrual          31-Aug-02  30-Sep-02      254      254                                       -
    Other Accrued Expenses                     31-Aug-02  30-Sep-02      415      415
    Medical Benefits Liability (estimated)     31-Aug-02  30-Sep-02    1,900    1,900
    KERP Accrual                               31-Aug-02  30-Sep-02      107      107           -
    Wind Down Team Bonus                       31-Aug-02  30-Sep-02       51       51
    Mintz Levin                                31-Aug-02  30-Sep-02        -        -           -           -               -
    Testa, Hurwitz                             31-Aug-02  30-Sep-02       30       30           -           -               -
    Lazard                                     31-Aug-02  30-Sep-02        -        -           -           -               -
    Zolfo Cooper                               31-Aug-02  30-Sep-02        -        -           -           -               -
    GML Associates                             31-Aug-02  30-Sep-02        -        -           -           -               -
    Policano & Manzo                           31-Aug-02  30-Sep-02      139       45          94           -               -
    Morgan Lewis                               31-Aug-02  30-Sep-02      394      193         201           -               -
    Bowditch & Dewey                           31-Aug-02  30-Sep-02       21       21           -           -               -
    Choate, Hall & Stewart                     31-Aug-02  30-Sep-02      160       63          97           -               -
    PwC                                        31-Aug-02  30-Sep-02       38       38           -           -               -
                      other                                                -
                                             --------------------------------------------------------------------------------
       TOTAL ACCOUNTS PAYABLE AND OTHER                                4,149    3,757         392           -               -

   TOTAL POST PETITION LIABILITIES                                     5,046    4,654         392           -               -

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-5
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Income Statement
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
September 30, 2002

 (000's)                                   12/21/01-
                                            01/31/02  02/28/02  03/31/02  04/30/02  05/31/02  06/30/02  07/31/02  08/31/02 09/30/02
                                           ---------  --------  --------  --------  --------  --------  --------  -------- --------
 NET REVENUE                                  13,359    13,471    21,314    13,530     7,344     5,486       331

 COST OF GOODS SOLD:
      Materials                                9,509     9,852    15,670    11,101     4,989     3,996       183
      Labor - Direct                           1,011     1,028     1,067       515       628       551       230
      Manufacturing Overhead                   2,819     2,009     3,530     1,941     1,799     2,053     1,017
                                           -----------------------------------------------------------------------------------------
           TOTAL COSTS OF GOODS SOLD          13,339    12,890    20,268    13,557     7,415     6,600     1,430         -        -

      GROSS PROFIT                                21       581     1,046       (27)      (71)   (1,114)   (1,099)        -        -

 Selling and Marketing                           256       179       177       146       145       150        92
 General and Adminstrative                     1,081       929       971       740       748       665       383       336      151
 Other -
                                           -----------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES            1,337     1,108     1,147       886       894       815       475       336      151

 INCOME BEFORE INTEREST, DEPRECIATION,
      TAXES OR EXTRAORDINARY EXPENSES         (1,316)     (528)     (101)     (913)     (964)   (1,929)   (1,574)     (336)    (151)

 INTEREST EXPENSE (INCOME)                       473      (855)     (256)     (226)     (206)     (226)      (70)      (15)     (95)
 DEPRECIATION                                    441       356       286       222       216       213        96
 EXTRAORDINARY EXPENSE - Professional fees     1,946     1,520     1,508     1,250     1,225     1,626       841       852      562
 EXTRAORDINARY EXPENSE - Equipment lease
   settlement                                      -     1,596    (1,553)        -         -         -         -         -
 EXTRAORDINARY EXPENSE - Drawdown of real
   estate letter of credit                         -                             -         -         -         -         -      900
 EXTRAORDINARY EXPENSE - Other                   292     1,244     2,725     2,600     1,050     3,244   170,869    (1,991)  62,856
 INCOME TAX EXPENSE (BENEFIT)                                                                   (3,815)     (646)        -        -
                                           -----------------------------------------------------------------------------------------

 NET LOSS                                     (4,469)   (4,389)   (2,811)   (4,759)   (3,249)   (2,971) (172,665)      818  (64,374)

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-6
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Statement of Sources and Uses of Cash
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
September 30, 2002

  (000's)                                 12/21/01-
                                           01/31/02  2/28/02  03/31/02  04/30/02  05/31/02  06/30/02  07/31/02  08/31/02  09/30/02
                                          ---------  -------  --------  --------  --------  --------  --------  --------  --------
  SOURCES OF CASH
       Income (loss) from operations         (4,469)  (4,389)   (2,811)   (4,759)   (3,248)   (2,971) (172,666)      818   (64,374)
       Add: Depreciation, amortization &
            other non-cash                      441    1,201     2,518     1,504       244       223   (19,434)        -         -
                                          ----------------------------------------------------------------------------------------

  CASH GENERATED FROM OPERATIONS             (4,028)  (3,188)     (293)   (3,255)   (3,004)   (2,748) (192,100)      818   (64,374)

    Add: Decrease in assets:
       Accounts receivable                    1,148                        9,699     9,976       247    12,945      (298)      831
       Inventory                                       3,436     8,403     7,209     1,035     1,852    45,123         -         -
       Prepaid expenses and deposits                             3,013     4,454     6,135       930     2,878      (418)      456
       Plant, property and equipment                                                                    27,796         -         -
       Other                                  1,768    1,349       186                 663    (1,696)   39,338         0    62,856
    Increase in liabilities:
       Pre-petition liabilities
       Post-petition liabilities              7,472    6,394                                             2,355    (1,915)
                                          ----------------------------------------------------------------------------------------
    TOTAL SOURCES OF CASH (A)                 6,359    7,991    11,309    18,107    14,805    (1,415)  (61,665)   (1,813)     (231)

  USES OF CASH
    Increase in assets:
       Accounts receivable                            (4,009)   (9,864)
       Inventory                               (275)
       Prepaid expenses and deposits         (3,460)  (4,048)
       Plant, property and equipment
       Other                                                                (181)                      112,735         0

    Decrease in liabilities:
       Pre-petition liabilities              (1,001)    (317)      (55)   (6,249)   (1,255)        -         -         0         -
       Post-petition liabilities                                  (903)   (9,154)   (1,454)    2,560                          (308)
                                          ----------------------------------------------------------------------------------------
    TOTAL USES OF CASH (B)                   (4,736)  (8,374)  (10,822)  (15,583)   (2,709)    2,560   112,735         0      (308)

  NET SOURCE (USE) OF CASH (A-B=NET)          1,623     (383)      487     2,524    12,096     1,145    51,070    (1,812)     (539)

  CASH - BEGINNING BALANCE (See OPR-1)        4,357    5,981     5,598     6,084     8,607    20,703    21,849    72,919    71,106
                                          ---------   ------    ------    ------    ------   -------   -------   -------   ------
  CASH - ENDING BALANCE (See OPR-1)           5,980    5,598     6,084     8,607    20,703    21,848    72,919    71,107    70,567